Exhibit (b)(2)



                                 PROJECT FOREST



                       Discussion Materials Prepared for


            The Special Committee of the Board of Directors of PINE



                              --------------------

                               ALEX. BROWN & SONS
                                  INCORPORATED


                                August 28, 1995

                              -------------------

                                     PROJECT FOREST

                                    Table of Contents

------------------------------------------------------------------------------------------------------------

                                                                                                         Tab
                                                                                                         ---
SUMMARY OF THE PROPOSED TRANSACTION ....................................................................  1
-----------------------------------

ANALYSIS OF PINE
----------------

       *   Common Stock Price and Volume History .......................................................  2
       *   Comparison with Selected Publicly Traded Companies ..........................................  3
       *   Summary of Research Analyst Coverage ........................................................  4
       *   Summary PINE Historical and Projected Financial Information .................................  5

PINE VALUATION ANALYSIS
-----------------------

       *   Summary of Valuation Methodologies ..........................................................  6
       *   Valuation Based on Selected Publicly Traded Companies .......................................  7
       *   Valuation Based on Recent Alternate Site Mergers and Acquisitions ...........................  8
       *   Valuation Based on Premiums Paid in Recent Squeeze-Out and Health Care Services Transactions   9
       *   Discounted Cash Flow Analysis ............................................................... 10
       *   Summary Pricing Matrix ...................................................................... 11

BACKGROUND INFORMATION
----------------------

       *   PINE Historical and Projected Financial Information ..........................................12
       *   Selected Publicly Traded Companies ...........................................................13
       *   Recent Alternate Merger and Acquisition Transactions .........................................14
       *   Premiums Paid in Recent Squeeze-Out Transactions .............................................15
       *   Premiums Paid in Recent Health Care Services Transactions ....................................16
       *   PINE Ownership Profile .......................................................................17
       *   Analysis of Historical ASPEN Investments in PINE .............................................18

------------------------------------------------------------------------------------------------------------

                                   PROJECT FOREST

                          Summary of the Proposed Transaction
                               (in thousands, except per share data)

--------------------------------------------------------------------------------

 * On July 14, 1995 ASPEN made an $18.00 per share offer for the 47% of PINE it does not currently own.

 * Valuation:
         Price Per Share                              $18.00
       Common Shares Outstanding                      18,921
       In-the-Money Options & Warrants (a)               552
                                                  ----------
            Total Shares Outstanding                  19,473
       Aggregate Equity Value                       $350,509
            less: Options Proceeds                     5,720
                                                  ----------
         Implied Equity Purchase Price              $344,790
            plus: Net Debt                             6,269
                                                  ----------
        Adjusted Purchase Price                     $351,059

                                                               Purchases Prices
 * Multiples:                                         PINE       Multiples
                                                  ----------    -----------
         LTM Revenues (b)                           $151,422       2.3 x
         LTM EBITDA (b)                               31,761      11.1
         LTM EBIT (b)                                 20,059      17.5
         LTM Net Income                               11,445      30.1

         Calendar 1995 EPS (Company)                   $0.68      26.5
         Calendar 1995 EPS (I/B/E/S)                    0.68      26.5
         Calendar 1996 EPS (Company)                    0.98      18.4
         Calendar 1996 EPS (I/B/E/S)                    0.90      20.0

 * Premium to Market:                                             Premium
                                                                -----------
        One Day Prior to Announcement                 $15.75      14.3 %
        One Month Prior to Announcement                15.25      18.0

--------------------------------------------------------------------------------

Note: LTM as of 06/30/95
(a) Excludes 45,000 options with exercise prices above $18.00.
(b) Multiples calculated using adjusted purchase price

                                 PROJECT FOREST


               PINE Daily Price and Volume Data from 07/14/95 to 08/25/95



                        "PLOT POINTS FOR GRAPH TO BE SUPPLIED"

                                 PROJECT FOREST

             Pine Daily Price and Volume Data from 07/15/94 to 08/25/95



                      "PLOT POINTS FOR GRAPH TO BE SUPPLIED"

                                 PROJECT FOREST

                Weekly price and Volume Data from 12/01/89 to 08/25/95



                      "PLOT POINTS FOR GRAPH TO BE SUPPLIED"

                                 PROJECT FOREST

                     Historical Forward Price to Earnings Trend



                      "PLOT POINTS FOR GRAPH TO BE SUPPLIED"

                                 PROJECT FOREST

                     Weekly price data from 07/15/94 to 08/25/95



                      "PLOT POINTS FOR GRAPH TO BE SUPPLIED"

                                 PROJECT FOREST

                      Weekly price data from 12/01/89 to 08/25/95



                        "PLOT POINTS FOR GRAPH TO BE SUPPLIED"

                                  PROJECT FOREST

                       Summary of Analyst Estimates for PINE
-------------------------------------------------------------------------------------------------
                                      Offer Price             $18.00

                                 1995                   1996             3-5 Year     1996 P/E to
        Firm               EPS          P/E        EPS        P/E       Growth Rate   Growth Rate
--------------------       ------------------      ------------------   -----------   -----------
Morgan Keegan              $0.68        26.5 x     $0.85     21.2 x          20 %         105.9 %
& Company, Inc.

J. C. Bradford              0.70        25.7        0.90     20.0            30            66.7
& Company, Inc.

UBS Securities Inc.         0.70        25.7        0.95     18.9            30            63.2

Equitable Securities        0.70        25.7        0.88     20.5            25            81.8
Corporation

Hilliad (J.J.B.)            0.60        30.0         NA       NA             20             NA
W.L. Lyons Inc.

Mean:                      $0.68        26.5 x     $0.90     20.0 x          25 %          79.4 %

-------------------------------------------------------------------------------------------------


Source: I/B/E/S and Research Reports.

                                PROJECT FOREST

                    Summary of Change in Analyst Estimates
--------------------------------------------------------------------------------
                        Consensus 1995 EPS Estimate (a)          % Change Since
                       ------------------------------------     ----------------
                              Jun-94     Dec-94     Current     Jun-94    Dec-94
                              ------     ------     -------     ------    ------

PINE                             $0.60     $0.66      $0.68       13.3 %   3.0 %



Renal Treatment Centers, Inc.     1.20      1.17       1.26        5.0     7.7



Vivra, Inc.                       1.70      1.70       1.72        1.2     1.2



--------------------------------------------------------------------------------
    (a) Source: I/B/E/S and Factset.

                                  PROJECT FOREST

                       Summary of Analyst Comments on PINE
-------------------------------------------------------------------------------------------------------

 Date          Firm               Price    Rating                         Analyst Comment
--------    -------------         ------   ------        ----------------------------------------------
07/17/95    Morgan Keegan         $19.25   4-4/V         In our opinion Pine's Board of Directors will
            & Company Inc.                               likely accept ASPEN's $18 per share offer and
                                                         we deem it highly unlikely a competing offer will
                                                         arise from another potential suitor.

06/21/95    J. C. Bradford         16.25   Buy           We are leaving our estimates unchanged but
            & Company, Inc.                              with the announcement of additional additive
                                                         transactions, the numbers may move higher. We
                                                         continue to rate PINE as one of our favorite
                                                         stocks and recommend purchase.

05/11/95    UBS Securities Inc.    15.88   Buy           Recent clinic roll outs, continued strong new
                                                         patient growth, and dramatically improved
                                                         profitability in the company's laboratory
                                                         services segment are supporting earnings
                                                         advances above our aggressive estimates.

01/26/95    UBS Securities Inc.    13.75   Buy           The key to investing in PINE hinges on low
                                                         investment community visibility, muted
                                                         expectations for near and longer term, and a
                                                         strong second phase of cost/profitablity
                                                         actions for longer term positioning.

10/31/94    Equitable Securities   12.50   Strong Buy    We estimate that the demand for kidney
            Corporation                                  dialysis will grow 9-10% a year.
                                                         PINE's reputations as a high quality provider
                                                         should enhance their ability to access managed
                                                         care volume.

10/25/94    UBS Securities Inc.    11.00   Buy           The Company's top line should grow 16%-18% as
                                                         de novo development and acquisitions augment
                                                         9%+ inherent industry patient growth.
                                                         Following a major turnaround in 1994, earnings
                                                         should grow roughly 40% in 1995 and 1996 and
                                                         level off to an annual 20% pace longer term.

09/08/94    J.C. Bradford          10.13   Buy           PINE is now able to demonstrate lower-than-
            & Company, Inc.                              average mortality and hospitalizations, key
                                                         indicators of clinical
                                                         effectiveness.

                                 PROJECT FOREST

               PINE Summary Historical and Projected Income Statement



                      "PLOT POINTS FOR GRAPH TO BE SUPPLIED"

                                 PROJECT FOREST

                    PINE Historical and Projected Information



                    "PLOT POINTS FOR GRAPH TO BE SUPPLIED"

                                  PROJECT FOREST

                              PINE Summary Projections
                         (in thousands, except per share and other data)

---------------------------------------------------------------------------------------------------------------------------------
                                                                 Fiscal Year Ended December 31,
                        ---------------------------------------------------------------------------------------------------------
                         1993 (a)      1994        1995 (E)      1996 (E)       1997 (E)       1998 (E)     1999 (E)     2000 (E)
                        --------     ---------    ---------     ---------      ---------      ---------    ---------    ---------
Revenue:
Dialysis                 $93,866      $120,428     $153,742      $183,758       $220,008       $264,383     $317,508     $378,601
Laboratory                11,322        11,386       13,529        16,171         19,361         23,266       27,941       33,317
                        --------     ---------    ---------     ---------      ---------      ---------    ---------    ---------
                         105,188       131,815      167,271       199,928        239,368        287,648      345,448      411,918

Gross Profit              48,479        63,433       80,042        97,965        118,487        143,680      172,551      205,753
EBITDA                    12,157        25,800       36,265        45,484         55,653         66,389       79,729       95,071
EBIT                       2,277        14,922       23,680        31,650         39,965         48,519       59,338       71,906
Net Income                   794         8,511       13,034        18,766         24,738         30,810       38,004       46,861
EPS                        $0.04         $0.45        $0.68         $0.98          $1.29          $1.61        $1.98        $2.45
Weighted shares
outstanding               18,777        18,899       19,088        19,155         19,155         19,155       19,155       19,155

Margins:
---------------------------------------------------------------------------------------------------------------------------------
Gross Profit                46.1%         48.1%        47.9%         49.0%          49.5%         50.0%         50.0%        50.0%
EBITDA                      11.6%         19.6%        21.7%         22.8%          23.3%         23.1%         23.1%        23.1%
EBIT                         2.2%         11.3%        14.2%         15.8%          16.7%         16.9%         17.2%        17.5%
Net income                   0.8%          6.5%         7.8%          9.4%          10.3%         10.7%         11.0%        11.4%

Growth Rates:
---------------------------------------------------------------------------------------------------------------------------------
Revenue (Dialysis)                        28.3%        27.7%         19.5%          19.7%         20.2%         20.1%        19.2%
Revenue (Laboratory)                       0.6%        18.8%         19.5%          19.7%         20.2%         20.1%        19.2%
Revenue (Total)                           25.3%        26.9%         19.5%          19.7%         20.2%         20.1%        19.2%
EBITDA                                   112.2%        40.6%         25.4%          22.4%         19.3%         20.1%        19.2%
EBIT                                        NM         58.7%         33.7%          26.3%         21.4%         22.3%        21.2%
Net income                                  NM         53.2%         44.0%          31.8%         24.5%         23.4%        23.3%
EPS                                         NM         51.6%         43.5%          31.8%         24.5%         23.4%        23.3%

Other Data:
---------------------------------------------------------------------------------------------------------------------------------
Avg. Patients              3,654         4,341        5,517         6,842          8,075         9,688        11,638       13,922
Treatment                545,495       646,952      805,431       998,903      1,178,994     1,414,419     1,699,119    2,032,638
Dialysis Rev. /
Treatment                  $172          $186         $191          $184           $187          $187          $187         $186
---------------------------------------------------------------------------------------------------------------------------------

(a) Excludes $7.8 million of extraordinary and non-recurring expenses. Assumes a 41% incremental tax rate on add-backs.

                                 PROJECT FOREST


                       Summary of Valuation Methodologies
--------------------------------------------------------------------------------



                      * Publicly Traded Companies



                      * Merger and Acquisition Transactions



                      * Discounted Cash Flow Analysis



                      * Premiums to Market Price

                                 PROJECT FOREST

                            Summary of Key Comparables


                               Geographic Locations



                      "PLOT POINTS FOR GRAPH TO BE SUPPLIED"

                                      PROJECT FOREST

                                     Summary of Key Comparables
                                      (in millions, except per share data)

---------------------------------------------------------------------------------------------------------------------------------

                                PINE                          Renal Treatment Centers, Inc.               Vivra, Inc.
               ---------------------------------------    -----------------------------------   ---------------------------------
                1993      1994     1995E(b)   1996E(b)     1993    1994    1995E(c)  1996E(c)    1993   1994    1995E(d)  1996E(d)
               -------   -------  ---------- ---------    ------  ------- --------- ---------   ------ ------- --------- --------
Results (a):
---------------------------------------------------------------------------------------------------------------------------------
Revenue        $105.2    $131.8      $167.3     $199.9     $62.0   $102.9    $144.6   $180.0   $218.0   $286.5     $350    $401.8

EBITDA           12.5      25.8        35.2       45.5      11.8     21.2      33.4     43.0     50.4     62.4     75.8      90.3
EBIT              2.3      14.9        22.6       31.6       7.9     13.9      22.3     29.0     42.0     50.9     61.8      74.2
Net Income        0.8       8.5        13.0       18.8       4.4      8.4      12.3     16.3     23.8     29.7     37.5      44.6
EPS             $0.04     $0.45       $0.68      $0.98     $0.63    $0.85     $1.19    $1.56    $1.19    $1.45    $1.70     $1.98

Margins:
---------------------------------------------------------------------------------------------------------------------------------
EBITDA           11.9%     19.6%       21.0%      22.8%     19.1%    20.7%     23.1%    23.9%    23.1%    21.8%    21.6%     22.5%
EBIT              2.2%     11.3%       13.5%      15.8%     12.8%    13.5%     15.4%    16.1%    19.3%    17.8%    17.6%     18.5%
Net Income        0.8%      6.5%        7.8%       9.4%      7.1%     8.2%      8.5%     9.0%    10.9%    10.4%    10.7%     11.1%

Growth Rates:
---------------------------------------------------------------------------------------------------------------------------------
Revenue          ....      25.3%       26.9%      19.5%     ....     65.9%     40.6%    24.4%    ....     31.4%    22.1%     14.8%
EBITDA           ....     106.8%       36.3%      29.3%     ....     79.4%     57.2%    28.6%    ....     23.8%    21.4%     19.2%
EBIT             ....     555.4%       51.5%      40.0%     ....     75.5%     60.4%    29.6%    ....     21.2%    21.3%     20.2%
Net Income       ....     972.6%       53.2%      44.0%     ....     90.6%     46.2%    31.7%    ....     24.7%    26.0%     19.0%
EPS              ....     965.7%       51.6%      43.5%     ....     34.7%     39.9%    31.7%    ....     21.8%    17.3%     16.8%

----------------------------------------------------------------------------------------------------------------------------------


(a) Financial information does not include non-recurring items and subtracts pre-tax minority interest from EBIT and EBITDA.
(b) Source: Company estimates.
(c) Source: UBS Securities research "Dialysis Industry" dated May 11, 1995.
    All data pro forma for the March 1995 acquisition of Healthcare Corporation.
(d) Source: UBS Securities research "Dialysis Industry" dated May 11, 1995. EBITDA calculation assumes depreciation and amortization 4.0% of revenue based on 1994 actual data.

                                 PROJECT FOREST

                               Summary Valuation Comparison
--------------------------------------------------------------------------------
                                                    Renal Treatment
                                            PINE     Centers, Inc.   Vivra, Inc.
                                           -------- ---------------  -----------
Day Prior to Announcement:

      Stock Price as of 7/13/95             $15.75        $24.50        $27.88
      1996 P/E (a)                            17.5 x        15.3 x        13.9 x
      1996 P/E to Growth Rate (b)             70.0 %        57.4 %        77.9 %

% Change Since Announcement:

      Stock Price as of 8/25/95             $19.50        $31.50        $31.75
      % Change Since Announcement             23.8 %        28.6 %        13.9 %

      1996 P/E (a)                            21.7 x        19.7 x        15.9 x
      % Change Since Announcement             23.8 %        28.6 %        13.9 %

      1996 P/E to Growth Rate (b)             86.7 %        73.7 %        88.7 %

--------------------------------------------------------------------------------
(a) Based on I/B/E/S consensus earnings estimates of $0.90, $1.60 and $2.00 per share for PINE, Renal Treatment Centers, Inc. and Vivra, Inc. respectively.
(b) Based on I/B/E/S consensus growth rate estimates of 25.0%, 26.7%, and 17.9% for PINE, Renal Treatment Centers, Inc. and Vivra Inc. respectively.

                                 PROJECT FOREST

                                      PINE


                           Valuation Analysis Based On


                         Selected Publicly Traded Companies



                       "PLOT POINTS FOR GRAPH TO BE SUPPLIED"

                                   PROJECT FOREST

                                        PINE

                               Valuation Analysis Based On
                           Selected Publicly Traded Companies
                           (dollars in thousands, except per share data)

--------------------------------------------------------------------------------------------------------------------------

                                                                              Implied Price Per Share (a)
                                                     ---------------------------------------------------------------------
                                     PINE             Kidney Dialysis Companies    Selected Alternate Site Companies (b)
                                                     --------------------------    ---------------------------------------
                                  Statistics          RXTC               V          Mean             Range
                                 ------------        -------         ----------    ------      ---------------------------

                               Valuation Based on Latest Twelve Month Statistics
                               -------------------------------------------------

Revenues                             $151,422        $22.85           $16.96       $20.47         $10.47    -     $28.74
Operating Cash Flow                    31,761         21.49            16.89        16.86          14.46    -      21.49
Operating Income                       20,059         20.42            12.97        14.72          12.08    -      20.42
Net Income                             11,445         17.22            12.31        13.94          10.98    -      17.22

                                      Valuation Based on Projected Statistics
                                      ---------------------------------------

Cal. 1995 Net Income (Company)        $13,034        $17.17           $12.75       $13.88         $11.28    -     $17.17
Cal. 1995 Net Income (I/B/E/S)         13,025         17.15            12.74        13.87          11.27    -      17.15
Cal. 1996 Net Income (Company)         18,766         19.42            15.71        16.31          13.49    -      19.42
Cal. 1996 Net Income (I/B/E/S)         17,239         17.87            14.46        15.01          12.42    -      17.87

--------------------------------------------------------------------------------------------------------------------------


Note: LTM as of 06/30/95.
(a) Implied valuation based on revenues, operating cash flow and operating income are adjusted by subtracting net debt of $6.3 million.
(b) Alternate Site Companies include: American Medical Response, Inc. (EMT), HEALTHSOUTH Corporation (HRC), Lincare Holdings, Inc. (LNCR),
    Renal Treatment Centers, Inc. (RXTC), Surgical Care Affiliates, Inc. (SCA) and Vivra Incorporated (V).

                                   PROJECT FOREST

                                        PINE

                               Valuation Analysis Based On
                           Selected Publicly Traded Companies
                               (dollars in thousands)

----------------------------------------------------------------------------------------------------------------------

                                              PINE                Kidney Dialysis          Selected Alternate Site
                                       --------------------
                                                  Multiples      Company Multiples            Company Multiples (a)
                                                                 -----------------       -----------------------------
                                       Statistics  @ $18.00      RXTC        V            Mean           Range
                                       ----------  --------      -----     -------       ------     ------------------
                                                      Valuation Based on Latest Twelve Month Statistics
                                                      -------------------------------------------------

  Revenues                              $151,422      2.3 x      2.9 x      2.2 x        2.6 x      1.3 x   -    3.7 x
  Operating Cash Flow                     31,761     11.1 x      13.2 x    10.4 x       10.4 x      8.9 x   -   13.2 x

  Operating Income                        20,059     17.5 x      19.8 x    12.6 x       14.3 x     11.7 x   -   19.8 x

  Net Income                              11,445     30.1 x      28.8 x    20.4 x       23.2 x     18.1 x   -   28.8 x

                                                           Valuation Based On Projected Statistics
                                                           ---------------------------------------

  Cal. 1995 Net Income (Company)         $13,034     26.5 x      25.2 x    18.6 x       20.3 x     16.4 x   -   25.2 x
  Cal. 1995 Net Income (I/B/E/S)          13,025     26.5 x      25.2 x    18.6 x       20.3 x     16.4 x   -   25.2 x
  Cal. 1996 Net Income (Company)          18,766     18.4 x      19.8 x    16.0 x       16.6 x     13.7 x   -   19.8 x
  Cal. 1996 Net Income (I/B/E/S)          17,239     20.0 x      19.8 x    16.0 x       16.6 x     13.7 x   -   19.8 x






                                                 Implied Equity Valuations (b)
                                    -----------------------------------------------------
                                      RXTC        V         Mean          Range
                                    --------   -------   --------  ----------------------

                                      Valuation Based on Latest Twelve Month Statistics
                                      -------------------------------------------------

  Revenues                          $439,357  $324,401   $392,829  $198,072  -   $554,427
  Operating Cash Flow                412,799   323,028    322,521   275,547  -    412,799

  Operating Income                   391,901   246,613    280,650   229,098  -    391,901

  Net Income                         329,508   233,737    265,554   207,723  -    329,508

                                             Valuation Based On Projected Statistics
                                            ---------------------------------------

  Cal. 1995 Net Income (Company)    $328,448  $242,150   $264,322  $213,559  -   $328,448
  Cal. 1995 Net Income (I/B/E/S)     328,219   241,981    264,138   213,410  -    328,219
  Cal. 1996 Net Income (Company)     372,382   300,001    311,764   256,701  -    372,382
  Cal. 1996 Net Income (I/B/E/S)     342,096   275,602    286,408   235,823  -    342,096

----------------------------------------------------------------------------------------------------------------------


Note: LTM as 06/30/95.
(a) Alternate Site Companies include: American Medical Response, Inc. (EMT), HEALTHSOUTH Corporation (HRC), Lincare Holdings, Inc. (LNCR), Renal Treatment Centers, Inc. (RXTC), Surgical Care Affiliates, Inc. (SCA) and Vivra Incorporated (v).
(b) Implied valuation based on revenues, operating cash flow and operating income are adjusted by subtracting net debt of $6.3 million

                                 PROJECT FOREST

                                      PINE

                           Valuation Analysis Based On

                  Recent Alternate Site Mergers and Acquisition



                      "PLOT POINTS FOR GRAPH TO BE SUPPLIED"

                                 PROJECT FOREST

                                      PINE
                            Valuation Analysis Based On

                      Recent Alternate Site Mergers and Acquisitions
                        (dollars in thousands, except per share data)

-------------------------------------------------------------------------------------------------

                                             PINE                  Implied Price Per Share (a)
                                                            -------------------------------------
                                          Statistics           Mean                Range
                                         ------------       ----------      ---------------------

                        Valuation Based on Latest Twelve Month Statistics
                        -------------------------------------------------

     Revenues                             $151,422             $15.25        $4.20    -    $29.64

     Operating Cash Flow                    31,761              23.74        13.47    -     48.87
     Operating Income                       20,059              23.56        11.71    -     50.70
     Net Income                             11,445              21.73        10.86    -     36.41

                              Valuation Based on Projected Statistics
                              ---------------------------------------

     Forward Net Income (Company)          $16,787             $19.25       $13.68    -    $30.00
     Forward Net Income (I/B/E/S)           15,785              18.12        12.88    -     28.23

                               Valuation Based on Premiums Paid
                               --------------------------------

     One Day Prior Price                    $15.75             $21.99       $15.89    -    $32.95
     One Month Prior Price                   15.25              22.98        14.42    -     38.13


-------------------------------------------------------------------------------------------------


Note: LTM as of 06/30/95.
(a) Implied valuation based on revenues, operating cash flow and operating income are adjusted by subtracting net debt of $6.3 million.

                                   PROJECT FOREST

                                       PINE

                             Valuation Analysis Based On
                         Recent Alternate Site Mergers and Acquisitions
                           (dollars in thousands, except per share data)

----------------------------------------------------------------------------------------------------
                                                                            Recent Alternate Site
                                              PINE                       Mergers and Acquisitions
                                                                   --------------------------------
                                            Statistics              Mean               Range
                                           -----------            --------     ---------------------
                                         Valuation Based on Latest Twelve Month Statistics
                                         -------------------------------------------------

  Revenues                                   $151.422                2.0 x       0.6 x    -    3.8 x
  Operating Cash Flow                          31,761               14.6 x       8.3 x    -   30.0 x
  Operating Income                             20,059               22.9 x      11.4 x    -   49.3 x
  Net Income                                   11,445               36.5 x      18.0 x    -   61.5 x

                                              Valuation Based on Projected Statistics
                                              ---------------------------------------

  Forward Net Income (Company)                $16,787               22.0 x      15.5 x    -   34.5 x
  Forward Net Income (I/B/E/S)                 15,785               22.0 x      15.5 x    -   34.5 x

                                                 Valuation Based on Premiums Paid
                                                 --------------------------------
  One Day Prior Price                          $15.75               39.6 %       0.9 %    -  109.2 %
  One Month Prior Price                         15.25               50.7 %      (5.4)%    -  150.0 %



                                         Implied Equity Valuation (a)
                                    ------------------------------------
                                      Mean                Range
                                    --------     -----------------------

                       Valuation Based on Latest Twelve Month Statistics
                       -------------------------------------------------
  Revenues                          $290,987      $79,422    -  $571,935
  Operating Cash Flow                456,670      256,347    -   947,196
  Operating Income                   453,233      221,869    -   983,018
  Net Income                         417,535      205,564    -   704,035

                               Valuation Based on Projected Statistics
                               ---------------------------------------

  Forward Net Income (Company)      $369,188     $260,340    -  $578,994
  Forward Net Income (I/B/E/S)       347,141      244,793    -   544,418

                                   Valuation Based on Premiums Paid
                                   --------------------------------
  One Day Prior Price
  One Month Prior Price

----------------------------------------------------------------------------------------------------

Note: LTM as of 06/30/95
(a) Implied valuation based on revenues, operating cash flow and operating income are adjusted by subtracting net debt of $6.3 million.

                                 PROJECT FOREST

              Valuation Based on Premiums Paid in Recent Squeeze-Out and
                          Health Care Services Transactions



                        "PLOT POINTS FOR GRAPH TO BE SUPPLIED"

                                  PROJECT FOREST

       Valuation Based on Premiums Paid in Recent Squeeze-Out and Health
         Care Services Transactions

----------------------------------------------------------------------------------------------------------------------------------
                    Squeeze-Out Transactions from 1/1/90 to Present (28)


                              PINE      50-70%               Premium (All Deals)                       Implied Price Per Share
                                                   -----------------------------                    ------------------------------
                              Price     Mean (a)   Mean            Range                50-70%      Mean            Range
                             -------    --------   ------      -----------------        ------      ------     -------------------

 One Day Prior                $15.75      22.5 %     26.9 %     (9.8)%  -  66.7 %       $19.30      $19.99      $14.21  -   $26.26

 One Month Prior              $15.25      25.6       32.8      (16.5)   -  88.6          19.16       20.25       12.73  -    28.76

                        Health Care Services Transactions from 1/1/92 to Present (39)


                              PINE                           Premium (All Deals)                       Implied Price Per Share
                                                   -----------------------------                    ------------------------------
                              Price                 Mean            Range                            Mean             Range
                             -------               ------      -----------------                    ------     -------------------

 One Day Prior                $15.75                 41.0 %     (8.3)%  -  112.5 %                   $22.20      $14.44      $33.47

 One Month Prior               15.25                 52.2       (5.4)  -  150.0                       23.21       14.43       38.13

----------------------------------------------------------------------------------------------------------------------------------


(a) Includes Deals in which acquiror owned 50-70% of the target at announcement of the transaction.

                                  PROJECT FOREST

                   PINE Discounted Cash Flow Analysis - Base Case

                      Implied Equity Valuation Per Share
                      ----------------------------------

 Discount               Multiple of 2000 EBITDA after MI ($91.9 million)
                        ---------------------------------------------------
   Rate                     7 x                  8 x                  9 x
 --------               --------             --------              --------

   11.0%                 $22.18               $24.91                $27.63

   13.0%                 $20.31               $22.79                $25.27

   15.0%                 $18.63               $20.89                $23.15

                                  PROJECT FOREST

          Analysis of DCF Sensitivity to Revenue Per Treatment Assumption



                      "PLOT POINTS FOR GRAPH TO BE SUPPLIED"

                                 PROJECT FOREST

                        PINE Discounted Cash Flow Analysis - Base Case

                             (dollars in thousands, except per share data)


Fiscal Year Ended December 31,               Q4 '95 (E)    1996 (E)      1997 (E)      1998 (E)       1999 (E)      2000 (E)
                                             ----------   ---------     ---------      --------       --------      --------

Revenue                                      $42,925      $199,928      $239,368       $287,648       $345,448      $411,918
Growth Rate                                                   19.5%         19.7%          20.2%          20.1%         19.2%

EBIT                                           6,413        31,650        39,965         48,519         59,338        71,906
EBIT Margin                                     14.9%         15.8%         16.7%          16.9%          17.2%         17.5%

EBIT After Tax (a)                             3,784        18,673        23,579         28,626         35,009        42,424
plus: Depreciation & Amortization              3,260        13,834        15,688         17,870         20,391        23,165
less: Change in Non-Cash Working Capital         418 (b)     2,978         3,076          3,765          4,508         5,184
less: Minority Interest After-Tax                198           727           930          1,196          1,522         1,889
less: Total Capital Expenditures               3,250 (c)    13,555        22,701         27,514         32,234        35,268
                                            --------      --------      --------      ---------       --------      --------
Cash Flows to Capital                         $3,178       $15,247       $12,560        $14,021        $17,137       $23,249
                                            ========      ========      ========      =========       ========      ========
----------------------------------------------------------------------------------------------------------------------------

                                    NPV of Terminal Value                       less:
Discount     NPV Cash      Multiple of 2000 EBITDA after MI ($91.9 million)    Net Debt               Implied Equity Valuation
                          ------------------------------------------------                   -------------------------------------
Rate (d)     Flows          7 x               8 x                  9 x        @ 06/30/95        7 x           8 x           9 x
--------     --------     ------------------------------------------------    ----------     --------       --------      --------
   11.0%      $60,838     $371,813          $424,929            $478,045         $6,269      $426,381       $479,497      $532,613
   13.0%      $57,567     $338,538          $386,901            $435,264         $6,269      $389,837       $438,199      $486,562
   15.0%      $54,569     $308,749          $352,856            $396,963         $6,269      $357,049       $401,156      $445,263

                                                                               Discount        Implied Equity Valuation Per Share
                                                                                             -------------------------------------
                                                                                 Rate           7 x            8 x           9 x
                                                                               --------      --------       --------      --------
                                                                                   11.0%       $22.18         $24.91        $27.63
                                                                                   13.0%       $20.31         $22.79        $25.27
                                                                                   15.0%       $18.63         $20.89        $23.15
----------------------------------------------------------------------------------------------------------------------------------

(a) Assumes a 41.0% tax rate.
(b) Assumes 25% of projected annual change in non-cash working capital.
(c) Assumes 25% of total projected 1995 capital expenditures ($13.0 million) spent in 4th Q.
(d) Discounted to September 30, 1995.

                                       PROJECT FOREST

                                             PINE

                                     Summary Pricing Matrix
                          (dollars in thousands, except per share data)

  Purchase Price Per Share                $18.00   $19.00    $20.00   $21.00   $22.00   $23.00   $24.00

  Premium to:
  One Day Prior Price              $15.75   14.3 %   20.6 %    27.0 %   33.3 %   39.7 %   46.0 %   52.4 %
  One Month Prior Price             15.25   18.0     24.6      31.1     37.7     44.3     50.8     57.4
  10 Trading Day Avg.               16.08   11.9     18.2      24.4     30.6     36.8     43.0     49.3
  20 Trading Day Avg.               16.08   11.9     18.2      24.4     30.6     36.8     43.0     49.3
  30 Trading Day Avg.               15.60   15.4     21.8      28.2     34.6     41.0     47.4     53.8
  Past 6 Months Avg.                14.61   23.2     30.0      36.9     43.7     50.6     57.4     64.3


  Equity Purchase Price                 $344,790 $364,262  $383,751 $403,268 $422,786 $442,304 $461,822
  Adjusted Purchase Price (a)            351,059  370,531   390,020  409,537  429,055  448,573  468,091


                                    PINE            Adjusted Purchases Price Multiple of:
                                 --------           -------------------------------------

  LTM Revenues                   $151,422    2.3 x    2.4 x     2.6 x    2.7 x    2.8 x    3.0 x    3.1 x
  LTM Operating Cash Flow          31,761   11.1 x   11.7 x    12.3 x   12.9 x   13.5 x   14.1 x   14.7 x
  LTM Operating Income             20,059   17.5 x   18.5 x    19.4 x   20.4 x   21.4 x   22.4 x   23.3 x

                                                       Equity Purchase Price Multiple of:
                                                       ----------------------------------

  LTM Net Income                  $11,445   30.1 x   31.8 x    33.5 x   35.2 x   36.9 x   38.6 x   40.4 x

  Cal. 1995 Net Income (Company)   13,034   26.5 x   27.9 x    29.4 x   30.9 x   32.4 x   33.9 x   35.4 x
  Cal. 1995 Net Income (I/B/E/S)   13,025   26.5 x   28.0 x    29.5 x   31.0 x   32.5 x   34.0 x   35.5 x

  Cal. 1996 Net Income (Company)   18,766   18.4 x   19.4 x    20.4 x   21.5 x   22.5 x   23.6 x   24.6 x
  Cal. 1996 Net Income (I/B/E/S)   17,239   20.0 x   21.1 x    22.3 x   23.4 x   24.5 x   25.7 x   26.8 x

  Forward Net Income (Company)     16,787   20.5 x   21.7 x    22.9 x   24.0 x   25.2 x   26.3 x   27.5 x
  Forward Net Income (I/B/E/S)     15,785   21.8 x   23.1 x    24.3 x   25.5 x   26.8 x   28.0 x   29.3 x






  EQUITY Purchase Price                                   M&A
  Adjusted Purchase Price (a)       RXTC       V     Transactions


  LTM Revenues                       2.9 x    2.2 x      2.0 x
  LTM Operating Cash Flow           13.2 x   10.4 x     14.6 x
  LTM Operating Income              19.8 x   12.6 x     22.9 x


  LTM Net Income                    28.8 x   20.4 x     36.5 x
  Cal. 1995 Net Income (Company)    25.2 x   18.6 x       --
  Cal. 1995 Net Income (I/B/E/S)

  Cal. 1996 Net Income (Company)    19.8 x   16.0 x
  Cal. 1996 Net Income (I/B/E/S)

  Forward Net Income (Company)         --               22.0 x
  Forward Net Income (I/B/E/S)

--------------------------------------------------------------------------------
Note: LTM as of 06/30/95.
(a) Define as Equity Purchase Price plus net debt $6.3 million.

                                    PROJECT FOREST

                             PINE Historical and Projected Income Statements
                                  (in thousands, except per share amounts)

                                1993 (a)       1994       1995 (E)     1996 (E)     1997 (E)     1998 (E)     1999 (E)     2000 (E)
                                ---------     --------    --------     --------     --------    ---------    ---------    ---------

Revenue:
Dialysis services                $93 866      $120,428     $153,742     $183,758     $220,008    $264,383     $317,508     $378,601
Laboratory services               11,322        11,386       13,529       16,171       19,361      23,266       27,941       33,317
                                --------      --------     --------     --------     --------    --------     --------     --------
                                 105,188       131,815      167,271      199,928      239,368     287,648      345,448      411,918
                                --------      --------     --------     --------     --------    --------     --------     --------
Prime labor                       24,777        28,669       35,032       40,985       47,874      57,530       69,090       82,384
Prime supplies                    29,403        36,700       48,233       57,779       69,177      81,980       98,453      117,397
                                --------      --------     --------     --------     --------    --------     --------     --------
                                  54,179        65,369       83,265       98,765      117,051     139,509      167,542      199,780
Direct sales commissions               0            38          268          200          239         144          173          206
                                --------      --------     --------     --------     --------    --------     --------     --------
Contribution I                    51,009        66,408       83,738      100,964      122,078     147,995      177,733      211,932
                                --------      --------     --------     --------     --------    --------     --------     --------
Other variable cost                2,530         2,975        3,696        2,999        3,591       4,315        5,182        6,179
                                --------      --------     --------     --------     --------    --------     --------     --------
Contribution II                   48,479        63,433       80,042       97,965      118,487     143,680      172,551      205,753
                                --------      --------     --------     --------     --------    --------     --------     --------
Bad debts                          2,042         2,823        3,385        3.959        4,739       5,695        6,840        8,156
Other ops expense                    721           153         (310)         320          383         460          553          659
Profit sharing                         0           198          384          460          551         662          795          947
G&A                               15,834        11,084       11,508       13,755       16,469      21,574       25,909       30,894
Capacity cost                     17,724        23,374       28,810       33,988       40,693      48,900       58,726       70,026
                                --------      --------     --------     --------     --------    --------     --------     --------
EBITDA                            12,157        25,800       36,265       45,484       55,653      66,389       79,729       95,071
                                --------      --------     --------     --------     --------    --------     --------     --------
Depreciation                       5,639         6,089        7,637        8,619        9,933      11,435       13,146       15,039
Amortization                       4,242         4,790        4,948        5,215        5,755       6,435        7,245        8,126
                                --------      --------     --------     --------     --------    --------     --------     --------
EBIT                               2,277        14,922       23,680       31,650       39,965      48,519       59,338       71,906
                                --------      --------     --------     --------     --------    --------     --------     --------
Net interest (revenue) expense       550           841          513       (1,388)      (3,540)     (5,728)      (7,656)    (10,720)
Income before min. int. & taxes    1,727        14,081       23,167       33,038       43,505      54,247       66,994       82,626
                                --------      --------     --------     --------     --------    --------     --------     --------
Income tax expense                   933         5,570        9,498       13,545       17,837      22,241       27,468       33,877
Minority interest after tax            0             0          635          727          930       1,196        1,522        1,889
                                --------      --------     --------     --------     --------    --------     --------     --------
Net income                          $794        $8,511      $13,034      $18,766      $24,738     $30,810      $38,004      $46,861
                                ========      ========     ========     ========     ========    ========     ========     ========
EPS                                $0.04         $0.45        $0.68        $0.98        $1.29       $1.61        $1.98        $2.45
                                ========      ========     ========     ========     ========    ========     ========     ========
Weighted shares outstanding       18,777        18,899       19,088       19,155       19,155      19,155       19,155       19,155

Margins
-----------------------------------------------------------------------------------------------------------------------------------
Contribution II  (Gross)            46.1%         48.1%        47.9%        49.0%        49.5%       50.0%        50.0%       50.0%
EBITDA                              11.6%         19.6%        21.7%        22.8%        23.3%       23.1%        23.1%       23.1%
EBIT                                 2.2%         11.3%        14.2%        15.8%        16.7%       16.9%        17.2%       17.5%
Net income                           0.8%          6.5%         7.8%         9.4%        10.3%       10.7%        11.0%       11.4%

Growth Rates:
-----------------------------------------------------------------------------------------------------------------------------------
Revenue (Dialysis)                                28.3%        27.7%        19.5%        19.7%       20.2%        20.1%       19.2%
Revenue (Laboratory)                               0.6%        18.8%        19.5%        19.7%       20.2%        20.1%       19.2%
Revenue (Total)                                   25.3%        26.9%        19.5%        19.7%       20.2%        20.1%       19.2%
EBITDA                                           112.2%        40.6%        25.4%        22.4%       19.3%        20.1%       19.2%
EBIT                                                NM         58.7%        33.7%        26.3%       21.4%        22.3%       21.2%
Net income                                          NM         53.2%        44.0%        31.8%       24.5%        23.4%       23.3%
EPS                                                 NM         51.6%        43.5%        31.8%       24.5%        23.4%       23.3%

-----------------------------------------------------------------------------------------------------------------------------------

(a) Excludes $ 7.8 million of extraordinary and non-recurring expenses. Assumes a 41% incremental tax rate on add-backs.


                                    PROJECT FOREST

                                   PINE Projected Balance Sheets
                                        (dollars in thousands)
-------------------------------------------------------------------------------------------------------------------------

                                               1995 (E)     1996 (E)      1997 (E)     1998 (E)    1999 (E)     2000 (E)
                                              ---------     --------     ---------    ---------    ---------    ---------
Assets:
Cash                                             $6,884      $23,676       $39,255      $57,852      $81,028     $122,490
Accounts receivable                              27,497       32,865        39,348       47,285       56,786       67,713
Inventories                                       4,117        4,778         5,720        6,874        8,255        9,844
Other current assets                              5,438        5,438         5,438        5,438        5,438        5,438
                                              ---------     --------     ---------    ---------    ---------    ---------

Total current assets                             43,935       66,757        89,762      117,449      151,507      195,485

Intangibles                                      51,512       52,978        60,727       71,291       84,303       98,195
Other assets                                      8,162        8,162         8,162        8,162        8,162        8,162
PP&E                                             48,279       46,534        45,798       44,879       43,710       41,921
                                              ---------     --------     ---------    ---------    ---------    ---------
Total assets                                   $151,888     $174,432      $204,450     $241,781      287,682     $343,763
                                              =========     ========     =========    =========    =========    =========
Total Liabilities & Equity
Short term debt                                      87           87            87           87           87           87
Operating liabilities                            19,000       22,051        26,401       31,726       38,101       45,432
                                              ---------     --------     ---------    ---------    ---------    ---------
Total current liabilities                        19,087       22,138        26,488       31,813       38,188       45,519
                                              ---------     --------     ---------    ---------    ---------    ---------

Long term debt                                        0            0             0            0            0            0
Minority interest                                   635        1,362         2,292        3,488        5,010        6,899
Deferred taxes                                    4,389        4,389         4,389        4,389        4,389        4,389

Equity                                          127,777      146,543       171,281      202,091      240,095      286,955
                                              ---------     --------     ---------    ---------    ---------    ---------
Total liabilities & equity                     $151,888     $174,432      $204,450     $241,781     $287,682     $343,763
                                              =========     ========     =========    =========    =========    =========

Selected Financial Data:
-------------------------------------------------------------------------------------------------------------------------
Current Ratio                                       2.3 x        3.0 x         3.4 x        3.7 x        4.0 x        4.3 x
Working Capital                                 $24,848      $44,619       $63,274      $85,636     $113,319     $149,965
Non-Cash Working Capital                        $18,051      $21,030       $24,105      $27,871      $32,378      $37,562
Debt to Equity                                      0.1%         0.1%          0.1%         0.0%         0.0%         0.0%
Debt to Total Capitalization                        0.1%         0.1%          0.1%         0.0%         0.0%         0.0%
Tangible Book Value                             $76,265      $93,565      $110,554     $130,799     $155,792     $188,760
Accounts Receivable Days Sales Outstanding         60.0         60.0          60.0         60.0         60.0         60.0
-------------------------------------------------------------------------------------------------------------------------

                                     PROJECT FOREST

                                PINE Projected Cash Flow Statements
                                          (in thousands)

-------------------------------------------------------------------------------------------------------------


                                     1995 (E)    1996 (E)    1997 (E)    1998 (E)     1999 (E)       2000 (E)
                                     --------    --------    --------    --------     --------       --------
Beginning cash                           $644      $6,884     $23,676     $39,255      $57,852        $81,028

Net income                             13,034      18,766      24,738      30,810       38,004         46,861
Depreciation                            7,637       8,619       9,933      11,435       13,146         15,039
Amortization                            4,948       5,215       5,755       6,435        7,245          8,126
Minority interest                         635         727         930       1,196        1,522          1,889
                                     --------    --------    --------    --------     --------       --------
Operating cash flows                   26,254      33,326      41.356      49,876       59,918         71,914
                                     --------    --------    --------    --------     --------       --------

Change in A/R                          (5,186)     (5,368)     (6,483)     (7,936)      (9,501)       (10,927)
Change in inventory                      (735)       (661)       (943)     (1,154)      (1,381)        (1,588)
Change in operating liabilities         4,249       3,051       4,350       5,325        6,375          7,331
Change in other assets                 (5,000)          0           0           0            0              0
                                     --------    --------    --------    --------     --------       --------

Net operating cash flows               19,583      30,348      38,280      46,111       55,410         66,730
                                     --------    --------    --------    --------     --------       --------
Baseline cap. ex.                      (3,000)     (3,000)     (3,000)     (3,000)      (3,000)        (3,000)
Same center equipment adds.                 0      (1,958)     (2,639)     (3,063)      (3,667)        (4,406)
                                     --------    --------    --------    --------     --------       --------

Free cash flow                         16,583      25,389      32,641      40,048       48,743         59,324
                                     --------    --------    --------    --------     --------       --------
Acquisition intangles                  (9,000)     (6,681)    (13,504)    (16,999)     (20,256)       (22,019)
Acquisition tangibles                  (1,000)       (742)     (1,500)     (1,889)      (2,251)        (2,447)
Acquisition upgrades                        0        (644)     (1,302)     (1,640)      (1,954)        (2,124)
Development tangibles                       0        (530)       (755)       (924)      (1,107)        (1,273)
                                     --------    --------    --------    --------     --------       --------

Net change in cash                      6,583      16,793      15,579      18,597       23,176         31,463
                                     --------    --------    --------    --------     --------       --------

Borrowing (repayment)                    (343)          0           0           0            0              0
Ending cash (loan)                     $6,884     $23,676     $39,255     $57,852      $81,028       $112,490
                                     ========    ========    ========    ========     ========       ========

                                        PROJECT FOREST

                                 PINE Quarterly Historical & Projected Financial Statements
                                      (in thousands, except per share data)

                                               1993                                                1994
                               -----------------------------------------------  --------------------------------------------------
                                 Q1       Q2        Q3       Q4      Full Year     Q1        Q2          Q3      Q4     Full Year
                               -------  -------   -------  --------  ---------  -------   -------     -------  -------  ----------
Results (a) :
     Total Revenue             $25,475  $26,296   $23,229   $30,187   $105,188  $30,287   $31,638     $34,123  $35,767    $131,815
     Dialysis Services Revenue  22,825   23,491    20,361    27,189     93,866   27,437    28,872      31,250   32,870     120,428
     Laboratory Services Revenue 2,650    2,805     2,868     2,998     11,322    2,850     2,766       2,873    2,897      11,386
     EBITDA (c)                  5,032    4,883    (2,470)    4,712     12,156    4,845     5,964       7,395    7,597      25,801
     EBIT                        2,818    2,587    (5,100)    1,970      2,276    2,251     3,288       4,665    4,717      14,922
     Net Income                  1,631    1,287    (3,173)    1,048        793    1,238     1,885       2,666    2,722       8,511
     EPS                          0.09     0.07     -0.17      0.06       0.04     0.07      0.10        0.14     0.14        0.45
     Shares Outstanding         18,725   18,676    18,832    18,805     18,777   18,858    18,886      18,907   18,903      18,899

Other Data:
------------------------------------------------------------------------------  --------------------------------------------------
     Treatments                122,319  130,099   142,550   150,527    545,495  151,098   159,416     165,649  170,789     646,952
     Dialysis Revenue per
       Treatment                  $187     $181      $143      $181       $172     $182      $181        $189     $192        $186

Margins:
------------------------------------------------------------------------------  --------------------------------------------------
     Gross Margin                 33.2 %   31.9 %    12.4 %    27.9 %     26.7%    28.3 %    28.9 %      32.1%    32.7 %      30.6 %
     EBIT Margin                  11.1      9.8     -22.0       6.5        2.2      7.4      10.4        13.7     13.2        11.3
     EBITDA Margin (c)            19.8     18.6     -10.6      15.6       11.6     16.0      18.8        21.7     21.2        19.6
     Net Margin                     64      4.9     -13.7       3.5        0.8      4.1       6.0         7.8      7.6         6.5

Growth Rates:
------------------------------------------------------------------------------  ---------------------------------------------------
     Year over Year
     Revenue                       ---      ---       ---       ---        ---     18.9 %    20.3 %      46.9 %   18.5 %      25.3 %
     EBITDA (c)                    ---      ---       ---       ---        ---     -3.7      22.1          NM     61.2       112.2
     EBIT                          ---      ---       ---       ---        ---    -20.1      27.1          NM    139.4       555.5
     Net Income                    ---      ---       ---       ---        ---    -24.0      46.4          NM    159.7       973.1
     EPS                           ---      ---       ---       ---        ---    -24.6      44.8          NM    158.4       966.2

Current over Prior Quarter
     Revenue                       ---      3.2 %   -11.7 %    30.0 %      ---      0.3%      4.5 %       7.9 %    4.8 %       ---
     EBITDA (c)                    ---     -3.0        NM        NM        ---      2.8      23.1        24.0      2.7         ---
     EBIT                          ---     -8.2        NM        NM        ---     14.3      46.1        41.9      1.1         ---
     Net Income                    ---    -21.1        NM        NM        ---     18.2      52.2        41.4      2.1         ---
     EPS                           ---    -20.9        NM        NM        ---     17.8      52.0        41.3      2.1         ---
                                                         1995
                                     ------------------------------------------------------
                                      Q1        Q2        Q3E(b)     Q4E(b)   Full Year E(b)
                                     ------------------------------------------------------
 Results (a) :
      Total Revenue                  $38,614   $42,918    $42,871    $42,925     $167,328
      Dialysis Services Revenue       35,079    38,714     39,404     39,453      152,650
      Laboratory Services Revenue      3,535     4,204      3,467      3,472       14,678
      EBITDA (c)                       7,936     8,811      9,156      9,337       35,241
      EBIT                             5,074     5,604      5,906      6,077       22,662
      Net Income                       2,873     3,184      3,425      3,586       13,068
      EPS                               0.15      0.17       0.18       0.19         0.68
      Shares Outstanding              19,016    19,028     19,155     19,155       19,088

 Other Data:
-----------------------------------------------------------------------------------------
      Treatments                     184,516   209,670         NA         NA      805,431
      Dialysis Revenue per
         Treatment                      $190      $185         NA         NA         $190

 Margins:
-----------------------------------------------------------------------------------------
      Gross Margin                      29.7 %    29.9       50.4 %     50.4 %       12.9 %
      EBIT Margin                       13.1      13.1       13.8       14.2         13.5
      EBITDA Margin (c)                 20.6      20.5       21.4       21.8         21.1
      Net Margin                         7.4       7.4        8.0        8.4          7.8

 Growth Rates:
-----------------------------------------------------------------------------------------
      Year over Year
      Revenue                           27.5 %    35.7 %     25.6 %     20.0 %       26.9 %
      EBITDA (c)                        63.8      47.7       26.1       22.9         36.6
      EBIT                             125.4      70.4       20.7       28.8         51.9
      Net Income                       132.0      68.9       23.8       31.7         53.5
      EPS                              130.1      67.7       26.6       31.9         52.0

 Current over Prior Quarter
      Revenue                            8.0 %    11.1       -0.1 %      0.1%         ---
      EBITDA (c)                         4.5      11.0        3.9        2.0          ---
      EBIT                                 6      10.4        5.4        2.9          ---
      Net Income                         5.5      10.8        7.6        4.7          ---
      EPS                                4.9      10.8        7.6        5.6          ---
-----------------------------------------------------------------------------------------
(a) Financial Information does not include non-recurring items and subtracts pre-tax minority interest expense from EBIT and EBITDA.
(b) Source: Company estimates.
(c) EBITDA is shown net of Amortization of unearned stock grant compensation.

                                        PROJECT FOREST

                                      Summary Market Statistics
                             (dollars in millions, except for per share data)
                                             Market Statistics

                                                                                                           Valuation
                                                                                                           Benchmarks
                                                                   Current                                 Enterprise
                                     Stock Price    52 - Week    Price as a %   Market  Enterprise   Value as a Multiple of
                                                   -----------                                       -----------------------
 Company                               08/25/95    High    Low     of High      Value     Value      Revenue  Cash Flow(a)
 ---------------------------------   -----------   -----------   ------------   ------  ----------   -------  --------------

 American Medical Response, Inc.       $28.00     $29.38  $21.50    95.3%       $556.0     $524.2     1.3 x     9.9 x
 HEALTHSOUTH Corporation               $23.63     $24.00  $16.13    98.4%     $2,067.7   $3,349.1     2.2 x    10.0 x
 Lincare Holdings Inc.                 $29.00     $35.25  $22.00    82.3%       $841.2     $875.7     3.7 x     8.9 x
 Renal Treatment Centers, Inc.         $31.75     $31.75  $16.50   100.0%       $355.8     $389.4     2.9 x    13.2 x
 Surgical Care Affiliates, Inc.        $21.50     $24.75  $16.25    86.9%       $842.9     $880.2     3.4 x     9.8 x
 Vivra Incorporated                    $32.00     $35.88  $23.13    89.2%       $809.3     $717.5     2.2 x    10.4 x

Mean:                                                               92.0%                             2.6 x    10.4 x
PINE at market price                   $19.63     $20.00   $9.25    98.1%       $376.4     $382.7     2.5 x    12.0 x
PINE at offer price                    $18.00     $20.00   $9.25    90.0%       $344.8     $351.1     2.3 x    11.1 x


                                                                                1996 P/E as
                                              Market Value Multiple of            a % of
 Company                               Trailing EPS  Cal' 95 EPS   Cal' 96 EPS   Growth Rate
 ---------------------------------     ------------  -----------   -----------   -----------

 American Medical Response, Inc.           24.3 x       21.2 x       17.1 x        73.3%
 HEALTHSOUTH Corporation                   27.5 x       22.1 x       17.6 x        80.9%
 Lincare Holdings Inc.                     18.1 x       16.4 x       13.7 x        65.8%
 Renal Treatment Centers, Inc.             28.8 x       25.2 x       19.8 x        74.3%
 Surgical Care Affiliates, Inc.            20.1 x       18.2 x       15.5 x        90.5%
 Vivra Incorporated                        20.4 x       18.6 x       16.0 x        89.3%

Mean:                                      23.2 x       20.3 x       16.6 x        79.0%
PINE at market price                       32.7 x       28.9 x       21.8 x        87.2%
PINE at offer price                        30.0 x       26.5 x       20.0 x        80.0%

                                                           Growth Rates                                Margins(LTM)
                               --------------------------------------------------------------  ------------------------------
                               Historical (Most Recent Stub)               Projected            Cash      Operating      Net
                               -----------------------------   ------------------------------
 Company                          Revenue       EPS            Fwd. Cal' Year(b)      3-5 Year  Flow (a)  Income (a)    Income
 ---------------------------   ------------  --------------    -----------------      --------  --------  ----------    ------

 American Medical Response, Inc.     53.4%      20.5%                 24.2%            23.3%    13.6%       9.5%        4.6%
 HEALTHSOUTH Corporation             22.7%      29.3%                 25.2%            21.8%    22.2%      14.5%        4.9%
 Lincare Holdings Inc.               37.9%      42.7%                 19.8%            20.8%    41.7%      31.6%       19.2%
 Renal Treatment Centers, Inc.       71.9%      83.2%                 27.0%            26.7%    22.3%      14.8%        8.6%
 Surgical Care Affiliates, Inc.      18.2%      47.8%                 17.8%            17.1%    35.0%      28.0%       16.3%
 Vivra Incorporated                  31.4%      17.1 %                16.2%            17.9%    21.1%      17.3%       10.5%

Mean:                                39.2%      40.1%                 21.7%            21.3%    26.0%      19.3%       10.7%
PINE at market price                 31.7%      88.2%                 32.4%            25.0%    21.0%      13.2%        7.6%
PINE at offer price                  31.7%      88.2%                 32.4%            25.0%    21.0%      13.2%        7.6%


                                                     Returns                    Debt Divided by
                                              ---------------------     --------------------------------
                                              Return on   Return on     Book                        Cash
Company                                        Assets      Equity       Value     Capitalization    flow
--------------------------------              ---------   ---------     -----     --------------    -----

 American Medical Response, Inc.                 5.7%        7.5%         6.0%         5.6%         26.7%
 HEALTHSOUTH Corporation                         3.6%       14.2%       262.0%        72.4%        403.9%
 Lincare Holdings Inc.                          18.4%       23.8%        18.5%        15.6%         35.8%
 Renal Treatment Centers, Inc.                   8.1%       12.0%        37.1%        27.1%        119.5%
 Surgical Care Affiliates, Inc.                 11.3%       19.0%        33.1%        24.8%         80.8%
 Vivra Incorporated                              9.4%       11.2%         1.1%         1.1%          5.0%

Mean:                                            9.4%       14.6%        59.6%        24.4%        112.0%
PINE at market price                             7.6%        9.4%         5.3%         5.0%         20.0%
PINE at offer price                              7.6%        9.4%         5.3%         5.0%         20.0%


(a) After minority interest.
(b) Forward calendar growth rate represents growth from Cal' 95 to Cal' 96 EPS.

                                    PROJECT FOREST

                             Summary Market Statistics

                                       Enterprise Value Multiple of
                                           Latest Twelve Months                  Market Value Multiple of     1996 P/E as
                                     ---------------------------------     ----------------------------------
                                                    Cash     Operating     Book       LTM    Cal' 95  Cal' 96   a % of
 Company                             Revenues      Flow (a)  Income (a)    Value      EPS     EPS      EPS    Growth Rate
 ------------------------------      --------      --------  ----------    -----    ------   -------  ------- ------------

American Medical Response, Inc.           1.3 x      9.9 x    14.2 x       2.3 x    24.3 x   21.2 x   17.1 x    73.3%
HEALTHSOUTH Corporation                   2.2 x     10.0 x    15.2 x       4.0 x    27.5 x   22.1 x   17.6 x    80.9%
Lincare Holdings Inc.                     3.7 x      8.9 x    11.7 x       4.4 x    18.1 x   16.4 x   13.7 x    65.8%
Renal Treatment Centers, Inc.             2.9 x     13.2 x    19.8 x       3.7 x    28.8 x   25.2 x   19.8 x    74.3%
Surgical Care Affiliates, Inc.            3.4 x      9.8 x    12.2 x       3.8 x    20.1 x   18.2 x   15.5 x    90.5%
Vivra Incorporated                        2.2 x     10.4 x    12.6 x       2.6 x    20.4 x   18.6 x   16.0 x    89.3%

Mean:                                     2.6 x     10.4 x    14.3 x       3.5 x    23.2 x   20.3 x   16.6 x    79.0%

PINE at market price                      2.5 x     12.0 x    19.1 x       3.1 x    32.7 x   28.9 x   21.8 x    87.2%
PINE at offer price                       2.3 x     11.1 x    17.5 x       2.8 x    30.0 x   26.5 x   20.0 x    80.0%



* estimate extrapolated from the 3-5 year growth rate.
(a) After minority interest.

       Caption>
                                                       PROJECT FOREST
                       Recent Mergers and Acquisitions of Alternate Site Companies, 1/1/90 to Present
                                              (purchase price in thousands)
                                                                                                   Aggregate Purchase Price
                                                                Equity           Aggregate         as a Multiple of Trailing:
                                                                                                 ------------------------------
  Date       Target Company                                     Purchase          Purchase                   Cash       Oper.
  Ann.       Acquiror                                           Price             Price [a]      Revenue     Flow       Income
-------    -----------------------------------------------   ------------      -------------     --------   -------    ---------
 Apr-95      Rehability Corporation                             $93,508            $126,653        0.7 x      11.8 x    20.3 x
                Living Centers of American Inc.
 Apr-95      The Hillhaven Corporation                       $1,065,994          $1,645,413        1.1 x      10.0 x    15.1 x
                Vencor, Inc.
 Mar-95      Abbey Healthcare Group Incorporated[1]            $405,922            $691,449        1.6 x       8.7 x    15.6 x
                Homedco Group, Inc.
 Jan-95      Surgical Health Corporation[2]                    $151,105            $237,939        2.2 x      11.6 x    27.2 x
                HEALTHSOUTH Corporation
 Sep-94      ReLife, Inc.                                      $181,336            $200,631        1.8 x      10.0 x    12.5 x
                HEALTHSOUTH Rehabilitation Corp.
 Mar-94      Home Nutritional Services, Inc. [3]                $93,355            $109,240        0.8 x      18.9 x    49.3 x
                W.R. Grace & Co.
 Oct-93      RehabClinics, Inc.[4]                             $195,362            $244,458        3.6 x      22.6 x    33.7 x
                NovaCare, Inc.
 Sep-93      Total Pharmaceutical Care, Inc.                   $199,751            $185,962        2.3 x      11.2 x    14.2 x
                Abbey Healthcare Group Incorporated
 May-93      Lifetime Corporation[5]                           $368,425            $511,305        0.6 x       8.3 x    11.4 x
                The Olsten Corporation
 Apr-93      Home Intensive Care, Inc.[6]                      $105,982            $105,852        1.1 x      14.7 x    25.0 x
                W.R. Grace & Co.
 Jun-92      Critical Care America, Inc.                       $871,755            $798,786        3.0 x      14.5 x    16.4 x
                Medical Care America, Inc.
 Nov-91      Orthopaedic Services, Inc.[7]                     $252,212            $251,130        3.8 x      30.0 x    36.6 x
                NovaCare, Inc.
 Dec-90      Care Plus, Inc.                                   $137,083            $137,699        2.8 x      17.2 x    20.6 x
                New England Critical Care, Inc.
                                                 --------------------------------------------------------------------------------
                                                 MEAN:         $317,061           $403,578        2.0 x      14.6 x    22.9 x
                                                 MEDIAN:       $195,362           $237,939        1.8 x      11.9 x    20.3 x
                                                 --------------------------------------------------------------------------------
                                                 LOW:           $93,355           $105,852        0.6 x       8.3 x    11.4 x
                                                 HIGH:       $1,065,994         $1,645,413        3.8 x      30.0 x    49.3 x
                                                 --------------------------------------------------------------------------------
                                                       PROJECT FOREST
                       Recent Mergers and Acquisitions of Alternate Site Companies, 1/1/90 to Present
                                              (purchase price in thousands)

     Equity Purchase Price
       as a Multiple of:                       Premium to Market
  ---------------------------------------    ---------------------
   Trailing       Forward       Latest         Day         Month
   Net Inc.       Net Inc.      Bk. Value      Prior       Prior       Target Business Description
  -----------   ------------  -----------    --------    ---------    ----------------------------------
     34.5 x         17.2 x       10.6 x       12.2%        15.0%      Provides comprehensive outpatinet
                                                                      rehabilitation services.
     18.0 x         20.9 x        2.8 x       41.0%        54.5%      Provides long-term care, sub-acute
                                                                      and rehabilitation services.
     43.9 x         16.0 x        2.5 x       23.7%        28.2%      Provides home health care services
                                                                      and products.
       NM             NA          4.4 x         NA           NA       Operates outpatient surgery
                                                                      centers.
      21.3 x        15.5 x        2.8 x       32.2%        65.5%      Provides rehabilitation services in a
                                                                      system with 46 facilities in 12 states.
       NM           31.4 x        1.6 x       79.2%        57.0%      Provides home infusion therapy
                                                                      services.
      53.5 x        30.3 x        2.8 x        8.6%        15.8%      Provides therapy services at 180
                                                                      outpatient clinics in 22 states.
      24.1 x        17.1 x        2.3 x       73.6%        76.9%      Provides home infusion therapy
                                                                      services in 12 states.
      27.4 x        20.2 x        2.6 x      109.2%       150.0%      Delivery of home health care and
                                                                      supplemental health care staffing.
      51.6 x        18.9 x        4.2 x       53.1%        73.2%      Home infusion therapy and kidney
                                                                      dialysis services.
      28.3 x        21.9 x        3.9 x        0.9%        -5.4%      Provides home infusion therapy
                                                                      services.
      61.5 x        34.5 x        4.2 x       10.6%         7.8%      Provides orthotic and prosthetic
                                                                      rehabilitation services.
      37.3 x        20.0 x        4.9 x       31.1%        69.7%      Home infusion therapy services.

-----------------------------------------------------------------
MEAN:   36.5 x      22.0 x        3.8 x       39.6%        50.7%
MEDIAN: 34.5 x      20.1 x        2.8 x       31.6%        55.7%
-----------------------------------------------------------------
LOW:    18.0 x      15.5 x        1.6 x        0.9%        -5.4%
HIGH:   61.5 x      34.5 x       10.6 x      109.2%       150.0%
-----------------------------------------------------------------

------------------------------------------------------------------
[a] Defined as Equity Purchase Price plus debt less cash and equivalents.

                                   PROJECT FOREST
                    Recent Mergers and Acquisitions of Alternate Site Companies, 1/1/90 to Present
                                       (dollars in thousands)

                                                                   Equity                                    Aggregate
    Date          Target Company                                  Purchase          Total                    Purchase
    Ann.            Acquiror                                       Price            Debt         Cash        Price [a]
---------       -------------------------------------          ------------     ----------    ----------    ----------
  Apr-95        Rehability Corporation                            $93,508         $36,808        $3,663       $126,653
                     Living Centers of America, Inc.
  Apr-95        The Hillhaven Corporation                      $1,065,994        $628,384       $48,965     $1,645,413
                     Vencor, Inc.
  Mar-95        Abbey Healthcare Group Incorporated[1]           $405,922        $286,829        $1,302       $691,449
                     Homedco Group, Inc.
  Jan-95        Surgical Health Corporation [2]                  $151,105         $89,620        $2,786       $237,939
                     HEALTHSOUTH Corporation
  Sep-94        ReLife, Inc.                                     $181,336         $30,156       $10,861       $200,631
                     HEALTHSOUTH Rehabilitation Corp.
  Mar-94        Home Nutritional Services, Inc. [3]               $93,355         $21,233        $5,348       $109,240
                     W.R. Groupe & Co.
  Oct-93        RehabClinics, Inc.[4]                            $195,362         $56,120        $7,024       $244,458
                     NovaCare, Inc.
  Sep-93        Total Pharmaceutical Care, Inc.                  $199,751              $0       $13,789       $185,962
                     Abbey Healthcare Group Incorporated
  May-93        Lifetime Corporation [5]                         $368,425         160,759       $17,879       $511,305
                     The Olsten Corporation
  Apr-93        Home IntensiveCare, Inc.[6]                      $105,982          $7,280        $7,410       $105,852
                     W.R. Grace & Co.
  Jun-92        Critical Care America, Inc.                      $871,755          $4,337       $77,306       $798,786
                     Medical Care America, Inc.
  Nov-91        Orthopaedic Services, Inc.[7]                    $252,212         $10,746       $11,828       $251,130
                     NovaCare, Inc.
  Dec-90        Care Plus, Inc.                                  $137,083          $1,461          $845       $137,699
                     New England Critical Care, Inc.
                                                       MEAN:     $317,061        $111,144       $16,077       $403,578
                                                       MEDIAN:   $195,362         $33,482        $7,410       $237,939
                                                       LOW:       $93,355          $1,461          $845       $105,852
                                                       HIGH:   $1,065,994        $628,384       $77,306     $1,645,413



                                   PROJECT FOREST
                    Recent Mergers and Acquisitions of Alternate Site Companies, 1/1/90 to Present
                                       (dollars in thousands)
                                                                                Trailing
                                                               ---------------------------------------------
    Date          Target Company                                             Cash       Oper.      Net        Forward      Book
    Ann.            Acquiror                                    Revenues     Flow      Income     Income       Income      Value
---------       -------------------------------------          ------------ ---------  --------   --------    ---------    -------
  Apr-95        Rehability Corporation                         $169,524    $10,709     $6,242     $2,714      $5,448       $8,837
                     Living Centers of America, Inc.
  Apr-95        The Hillhaven Corporation                    $1,449,403   $164,896   $108,879    $59,350     $50,903     $375,592
                     Vencor, Inc.
  Mar-95        Abbey Healthcare Group Incorporated[1]         $443,838    $79,232    $44,358     $9,249     $25,335     $164,721
                     Homedco Group, Inc.
  Jan-95        Surgical Health Corporation [2]                $108,258    $20,483     $8,755       $779        NA        $34,183
                     HEALTHSOUTH Corporation
  Sep-94        ReLife, Inc.                                   $114,541    $20,072    $16,091     $8,527     $11,693      $64,355
                     HEALTHSOUTH Rehabilitation Corp.
  Mar-94         Home Nutritional Services, Inc. [3]           $132,030     $5,788     $2,215      ($340)     $2,973      $58,144
                     W.R. Groupe & Co.
  Oct-93         RehabClinics, Inc.[4]                          $67,339    $10,803     $7,260     $3,651      $6,457      $68,787
                     NovaCare, Inc.
  Sep-93         Total Pharmaceutical Care, Inc.                $79,703    $16,665    $13,089     $8,274     $11,681      $87,521
                     Abbey Healthcare Group Incorporated
  May-93         Lifetime Corporation [5]                      $903,511    $61,837    $44,957    $13,455     $18,205     $141,410
                     The Olsten Corporation
  Apr-93         Home IntensiveCare, Inc.[6]                    $94,210     $7,205     $4,242     $2,053      $5,620      $25,138
                     W.R. Grace & Co.
  Jun-92         Critical Care America, Inc.                   $264,081    $55,232    $48,649    $30,836     $39,716     $221,711
                     Medical Care America, Inc.
  Nov-91         Orthopaedic Services, Inc.[7]                  $65,767     $8,365     $6,865     $4,100      $7,313      $59,726
                     NovaCare, Inc.
  Dec-90         Care Plus, Inc.                                $49,056     $7,988     $6,673     $3,676      $6,862      $27,723
                     New England Critical Care, Inc.

                                                     MEAN:     $303,174    $36,098    $24,483    $11,256     $16,017     $102,912
                                                     MEDIAN:   $114,541    $16,665     $8,755     $4,100      $9,497      $64,355
                                                     LOW:       $49,056     $5,788     $2,215      ($340)     $2,973       $8,837
                                                     HIGH:   $1,449,403   $164,896   $108,879    $59,350     $50,903     $375,592

               [a] Defined as Equity Purchase Price plus debt less cash and equivalent.

                                PROJECT FOREST

 Recent Mergers and Acquisitions of Alternate Site Companies, 1/1/90 to Present

                             Footnotes

1 One day prior price based on 1/30/95 closing stock price. LTM source: Abbey
  S-4 registration statement of 3/27/95.
2 EBIT and EBITDA are after minority interests. All numbers exclude merger cost and net income is fully taxed at 40%.
3 Healthdyne announced on 01/06/94 that it plans to start a partial exchange offer for 2.15 million shares of the outstanding common stock of Home Nutritional Services.
4 Assumes 500,000 warrants to buy RehabClinics at an exercise price of $17.10. 5 Lifetime originally approached by Abbey Healthcare Group 03/23/93 and it closed at  $17.63 1 day prior to this initial proposal.
6 W.R. Grace & Co. made original offer on 01/14/93.
7 Orthopaedic Services income data extrapolated from nine months ended 09/91.


                                        PROJECT FOREST
                           Premiums Paid in Recent Squeeze-Out Transactions (a)

                                                                         Percentage Shares         Purchase  Deal    Premium Paid
                                                                  ---------------------------------                  ------------
                                                                  Ownership               Post-     Price   Value    One   One
                                                                    At                    Deal      per              Day   Month
Announced  Target                       Acquiror                    Ann.  Acquired Sought Ownership Share  ($ mil)   Prior Prior
--------- -------                       --------                  ------- -------- ------ --------- ------ -------   ----- -----

                                                                  Squeeze-Outs with Acquiror Ownership At Announcement 50-70%
                                                                  -----------------------------------------------------------
01/24/90 Copperweld Corp(Imetal SA)     Imetal SA                      55.6% 44.36% 44.4%  100.0% $17.00   $78.0  47.8%    33.3%
03/02/90 Shearson Lehman Brothers Hldgs American Express Co            68.4  39.00  31.6   100.0   12.90   360.0  (0.8)     7.5
07/06/90 Mack Trucks Inc                Renault Vehicules Industriels  60.4  40.00  39.6   100.0    6.25   103.7  19.0     22.0
08/16/90 Academy Insurance Group Inc    Academy Mergerco Inc           50.0  50.00  50.0   100.0    1.33    46.8  21.1     21.1
10/23/90 ERC Environmental and Energy   Ogden Corp                     61.2  38.80  38.8   100.0   15.13    33.6  37.5     44.1
01/03/91 Ocean Drilling & Exploration   Murphy Oil Corp                61.1  39.00  38.9   100.0   19.39   391.8  14.0      9.2
02/06/91 Hamilton Oil Corp              BHP Hldgs(USA)Inc(Broken Hill) 51.7  48.30  48.3   100.0   40.00   524.3  18.5     31.1
05/01/91 United Artists Entertainment   Tele-Communications Inc        53.2  46.00  44.8    97.9   16.19 1,189.0  19.9     25.7
06/13/91 Weigh-Tronix(Staveley Indus)   Staveley Industries PLC        55.8  44.25  44.2    97.8   22.00    25.3  41.9     44.3
08/17/92 PHLCORP Inc                    Leucadia National Corp         63.1  36.90  36.9   100.0   25.78   139.9  12.1     28.9
06/17/93 Hadson Energy Resources Corp   Apache Corp                    61.8  33.50  38.2   100.0   15.00    39.3  26.3     25.0
10/13/93 Medical Marketing Group Inc    Medco Containment Services Inc 51.5  45.80  48.5   100.0   27.75   122.5  (9.8)(b)(16.5)(b)
07/29/94 Intergroup Healthcare Corp     Foundation Health Corp         62.6  37.40  37.4   100.0   69.18   255.7  45.6     57.2

                                 Squeeze-Outs with Acquiror Ownership At Announcement 70-90%
                                 -----------------------------------------------------------
05/17/90 DST Systems Inc                 Kansas City Southern Inds Inc  87.1% 11.50% 12.9%  98.6% $15.85   $39.1  24.3%    51.0%
07/12/90 TVX Broadcast Group Inc         Paramount Communications       79.0  21.00  21.0  100.0    9.50    61.4  26.7     85.4
07/31/90 Freeport-McMoRan Oil and Gas    Freeport McMoRan Inc           81.5  18.50  18.5  100.0   10.88    46.2  36.0     47.5
03/01/91 Metcalf & Eddy Cos Inc          Air & Water Technologies Corp  82.0  18.00  18.0  100.0   19.25    51.0  22.2     24.2
09/18/91 Arkla Exploration Co            Arkla Inc                      82.0  18.00  18.0  100.0   15.44    92.6  22.3     31.4
10/16/91 America Television & Commun     Time Warner                    81.9  18.00  18.1  100.0   82.50 1,699.5  66.7     88.6
02/06/92 Spelling Entertainment Inc      Charter Co(American Financial) 82.3  18.00  17.7  100.0    7.25    43.0  52.6     45.0
03/02/92 Grace Energy Corp               WR Grace & Co                  83.4  16.60  16.6  100.0   19.00    77.3  24.6      7.8
04/26/93 Southeastern Public Services Co DWG Corp(Triarc Companies Inc) 71.0  29.00  29.0  100.0   25.60    86.1  65.2     61.3
02/17/94 Scripps Howard Broadcasting Co  EW Scripps(Edward Scripps Tr)  86.0  14.00  14.0  100.0   82.80   115.9   5.5     10.4
06/06/94 Ogden Projects lnc(Ogden Corp)  Ogden Corp                     84.2  15.80  15.8  100.0   18.38   110.3   5.8     20.5
07/28/94 Chemical Waste Management Inc   WMX Technologies Inc           78.5  21.40  21.5  100.0    8.85   397.4  10.6      1.1
08/24/94 Castle & Cooke Homes Inc        Dole Food Co Inc               81.7  17.00  18.3  100.0   15.75    81.5  35.5     55.6
09/08/94 Contel Cellular Inc(Contel)     GTE Corp                       90.0  10.00  10.0  100.0   25.50   254.3  43.7     36.0
12/28/94 Fleet Mortgage Group Inc        Fleet Financial Group Inc      81.0  19.00  19.0  100.0   20.00   188.1  19.4     18.5

Mean (# of deals):
50-70% (13)          22.5%    25.6%
All Deals (28)       26.9     32.8

Maximum (# of deals):
50-70% (13)          45.6%    57.2%
All Deals (28)       66.7     88.6

Minimum (# of deals):
50-70% (13)          (9.8)%  (16.5)%
All Deals (28)       (9.8)   (16.5)

(a) Source: Securities Data Corporation. Includes squeeze-out transactions greater than $25 million since 1990 in which acquiror owned between 50-90% of target prior to transaction and sought a post-deal ownership of at least 97%.
(b) Based on one day and one month prior prices from date of announcement of Merck/Medco merger.

                                   PROJECT FOREST

                               Premiums Paid Analysis
    Recent Health Care Services Transactions Greater than $50 Million since 1992
                                                                                                                           Premium
                                                                                                                     Deal   Paid
  Date                                                                                                               Value  One Day
Announced  Target                            Acquiror                       Target Business Description             ($ mil) Prior
---------  ------                            --------                       ---------------------------             ------- -------
06/17/92   Critical Care America Inc       Medical Care International Inc  Provide infusion therapies                $846.3   0.9%
07/13/92   Century MediCorp Inc            Foundation Health Corp          Operate medical centers                    164.1  66.3
07/15/92   Basic American Medical Inc      Columbia Hospital Corp          Own and operate hospitals                  150.4   1.6
08/17/92   American Biodyne Inc.           Medco Containment Services Inc  Outpatient administrative services         120.2  37.8
01/14/93   Home Intensive Care Inc         WR Grace & Co                   Provide home health care services          103.7  53.1
05/10/93   Lifetime Corp                   Olsten Corp                     Provide home health care services          607.0 109.2
05/13/93   HMO America Inc                 United HealthCare Corp          Own and operate HMOs                       372.2  33.9
06/10/93   Galen Health Care Inc           Columbia Hospital Corp          Own and operate hospitals                4,187.7  31.7
06/14/93   Vari-Care Inc                   Living Centers of America Inc   Own and operate nursing homes               70.9  39.1
08/02/93   Greenery Rehabilitation Group   Horizon Healthcare Corp         Own and operating rehabilitation centers    88.0  71.1
09/07/93   Total Pharmaceutical Care Inc   Abbey Healthcare Group Inc      Provide pharmaceutical care services       185.6  73.6
09/23/93   Preferred Health Care Ltd       Value Health Inc(Warburg Pine)  Operate mental health centers              386.7  49.8
10/03/93   HCA-Hospital Corp of America    Columbia Healthcare Corp        Own and operate hospitals                5,605.0  39.6
10/21/93   RehabClinics Inc                NovaCare Inc                    Own and operated physical therapy clinics  192.5   8.6
11/18/93   American Healthcare Management  OrNda HealthCorp                Operate health care facilities             403.1  21.1
12/02/93   Summit Health Ltd               OrNda HealthCorp                Own and operate hospitals                  350.8  (8.3)
12/21/93   Care Enterprises Inc            Regency Health Services Inc     Nursing care facilities                    120.0  40.6
01/04/94   Mediplex Group Inc              Sun Healthcare Group Inc        Operate specialty hospitals                320.0  14.1
01/10/94   TakeCare Inc                    FHP lnternational Corp          Own and operate HMO's                    1,033.0  60.5
02/07/94   Medisys, HealthInfusion 1 Other T2 Medical Inc                  Provides home health care services         549.0  27.9
02/15/94   Ramsay-HMO                      United HealthCare Corp          Own and operate HM0s                       564.9  62.7
03/04/94   Home Nutritional Services Inc   WR Grace & Co                   Home infusion therapy services              90.8  79.2
05/23/94   Medical Care America Inc        Columbia Healthcare Corp        Provides outpatient health services        875.6  55.7
06/13/94   Hallmark Healthcare Corp        Community Health Systems Inc    Own and operate hospitals                  161.7  81.1
07/22/94   AdvaCare Inc                    Medaphis Corp                   Information retreival services             106.4  11.1
09/12/94   Gencare Health Systems          United HealthCare Corp          Provide health insurance services          512.2  20.3
09/18/94   ReLife, Inc                     HEALTHSOUTH Rehabilitation Corp Provide rehabilitation services            181.3  32.2
10/03/94   CareNetwork Inc                 Humana Inc                      Medical health care services plan          120.3 112.5
10/05/94   HealthTrust Inc-The Hospital    Columbia/HCA Healthcare Corp    Own and operates hospitals               5,212.7  17.6
10/28/94   Pharmacy Management Services    Beverly Enterprises Inc         Medical cost containment services          146.7  22.2
11/16/94   MEDSTAT Group Inc               Thomson Corp                    Database services; develops software       305.7  56.5
01/26/95   Hillhaven Corp                  Vencor Inc                      Own and operate nursing homes            1,889.2  41.0
03/02/95   Abbey Healthcare Group lnc      Homedco Group Inc               Provide home infusion services             658.7  23.7
03/08/95   Health Systems International    Wellpoint Health Networks Inc   Own and operate HMO's                    1,676.0  19.6
03/31/95   Continental Medical Systems     Horizon Healthcare Corp         Medical rehabilitation services            578.6 110.2
04/12/95   Rehability Corp                 Living Centers of America Inc   Own, op rehabilitation centers             120.3  12.2
05/03/95   Evergreen HealthCare Ltd        GranCare Inc                    Own and opecate nursing homes              162.3  (1.9)
07/17/95   CliniCom Inc                    HBO & Co                        Provide integrated systems design          202.3  37.6
07/18/95   CareLine Inc (Care Group Inc)   Laidlaw Inc                     Provide infusion therapy services          341.5  31.6

                                                                                                                   Premium
                                                                                                                    Paid
  Date                                                                                                            One Month
Announced  Target                            Acquiror                       Target Business Description             Prior
---------  ------                            --------                       ---------------------------           ---------
06/17/92   Critical Care America Inc       Medical Care International Inc  Provide infusion therapies                (5.4)%
07/13/92   Century MediCorp Inc            Foundation Health Corp          Operate medical centers                  127.8
07/15/92   Basic American Medical Inc      Columbia Hospital Corp          Own and operate hospitals                 (0.5)
08/17/92   American Biodyne Inc.           Medco Containment Services Inc  Outpatient administrative services        47.0
01/14/93   Home Intensive Care Inc         WR Grace & Co                   Provide home health care services         73.2
05/10/93   Lifetime Corp                   Olsten Corp                     Provide home health care services        150.0
05/13/93   HMO America Inc                 United HealthCare Corp          Own and operate HMOs                      88.7
06/10/93   Galen Health Care Inc           Columbia Hospital Corp          Own and operate hospitals                 49.2
06/14/93   Vari-Care Inc                   Living Centers of America Inc   Own and operate nursing homes             14.3
08/02/93   Greenery Rehabilitation Group   Horizon Healthcare Corp         Own and operating rehabilitation centers  71.1
09/07/93   Total Pharmaceutical Care Inc   Abbey Healthcare Group Inc      Provide pharmaceutical care services      76.9
09/23/93   Preferred Health Care Ltd       Value Health Inc(Warburg Pine)  Operate mental health centers             39.8
10/03/93   HCA-Hospital Corp of America    Columbia Healthcare Corp        Own and operate hospitals                 59.8
10/21/93   RehabClinics Inc                NovaCare Inc                    Own and operated physical therapy clinics 15.8
11/18/93   American Healthcare Management  OrNda HealthCorp                Operate health care facilities            45.0
12/02/93   Summit Health Ltd               OrNda HealthCorp                Own and operate hospitals                 22.2
12/21/93   Care Enterprises Inc            Regency Health Services Inc     Nursing care facilities                   55.9
01/04/94   Mediplex Group Inc              Sun Healthcare Group Inc        Operate specialty hospitals               28.5
01/10/94   TakeCare Inc                    FHP lnternational Corp          Own and operate HMO's                     56.7
02/07/94   Medisys, HealthInfusion 1 Other T2 Medical Inc                  Provides home health care services        32.1
02/15/94   Ramsay-HMO                      United HealthCare Corp          Own and operate HM0s                      81.0
03/04/94   Home Nutritional Services Inc   WR Grace & Co                   Home infusion therapy services            57.0
05/23/94   Medical Care America Inc        Columbia Healthcare Corp        Provides outpatient health services       66.6
06/13/94   Hallmark Healthcare Corp        Community Health Systems Inc    Own and operate hospitals                123.3
07/22/94   AdvaCare Inc                    Medaphis Corp                   Information retreival services             2.2
09/12/94   Gencare Health Systems          United HealthCare Corp          Provide health insurance services         38.7
09/12/94   ReLife, Inc                     HEALTHSOUTH Rehabilitation Corp Provide rehabilitation services           65.5
10/03/94   CareNetwork Inc                 Humana Inc                      Medical health care services plan        119.6
10/05/94   HealthTrust Inc-The Hospital    Columbia/HCA Healthcare Corp    Own and operates hospitals                24.9
10/28/94   Pharmacy Management Services    Beverly Enterprises Inc         Medical cost containment services         38.9
11/16/94   MEDSTAT Group Inc               Thomson Corp                    Database services; develops software      56.5
01/26/95   Hillhaven Corp                  Vencor Inc                      Own and operate nursing homes             54.5
03/02/95   Abbey Healthcare Group lnc      Homedco Group Inc               Provide home infusion services            28.2
03/08/95   Health Systems International    Wellpoint Health Networks Inc   Own and operate HMO's                     23.4
03/31/95   Continental Medical Systems     Horizon Healthcare Corp         Medical rehabilitation services          121.9
04/12/95   Rehability Corp                 Living Centers of America Inc   Own, op rehabilitation centers            15.0
05/03/95   Evergreen HealthCare Ltd        GranCare Inc                    Own and opecate nursing homes              3.0
07/17/95   CliniCom Inc                    HBO & Co                        Provide integrated systems design         41.8
07/18/95   CareLine Inc (Care Group Inc)   Laidlaw Inc                     Provide infusion therapy services         25.9

Mean         41.0%     52.2%
Maximum     112.5     150.0
Minimum      (8.3)     (5.4)

(a) Source: Securities Data Corporation and Alex. Brown & Sons.

                                    PROJECT FOREST

                               Analysis of PINE Ownership



                                            Percent of                                                           Percent of
Institutional Holdings (a)   Shares Held    Outstanding      Inside Holdings (b)           Shares Held (c)      Outstanding
--------------------------   -----------    -----------      -------------------           ---------------      -----------

Putnam Investment Mgmt          873,415        4.6%       J. Kenneth Jacobs (Director)          76,100               0.4%
Wasatch Advisors Inc            695,281        3.7%       Lawrence J. Centella (CEO)             5,666               0.0%
Nicholas-Applegate Cap.         326,300        1.7%       Mats Wahlstrom (chairman)              2,500               0.0%
Wells Fargo Inst. Tr Na         169,981        0.9%       Herbert S. Lawson (director)           1,500               0.0%
College Retire Equities         168,900        0.9%       Ralph Z. Levy, Jr. (E-VP)              1,066               0.0%
Pilgrim Baxter & Assocs         148,700        0.8%       M. Stephen Harrison (E-VP)             1,066               0.0%
RCM Capital Management           85,000        0.4%       Lowell F. Martin (vp Managed Care)       881               0.0%
Lutheran Brotherhood             76,200        0.4%       Bradley S. Wear (CFO)                    416               0.0%
Bankers Trust N Y Corp           73,100        0.4%       Others                                10,000               0.1%
Mellon Bank Corporation          63,900        0.3%
Mackenzie Financial Corp         60,000        0.3%       Total                                 99,195               0.5%
Conseco Inc                      58,000        0.3%
Travelers Inc                    57,004        0.3%                                                              Percent of
Southern Fiduciary Group         51,800        0.3%       5% Holders (b)                   Shares Held          Outstanding
Rosenberg Inst. Eq. Mgmt         40,300        0.2%
First Union Corporation          40,000        0.2%       COBE Laboratories, Inc.           10,036,221             53.0%
Calif Public Emp. Ret.           31,600        0.2%
Northern Trust Corp              29,700        0.2%
 Others                         287,888        1.5%       Institutional Holdings             3,337,069             17.6%
                                                          Inside Holdings                       99,195              0.5%
Total                         3,337,069       17.6%       5% Holders                        10,036,221             53.0%
                                                          Other Public Shares                5,448,686             28.8%

                                                          Total Shares Outstanding (d)      18,921,171            100.0%

(a) Source: Spectrum Institutional Filings as of 8/18/95.
(b) Source: Company Proxy dated April 18, 1995.
(c) Excludes outstanding options and warrants.
(d) Source: Company as of 8/O4/95 excludes 596,575 options and warrants outstanding.

                                  PROJECT FOREST

          Analysis of ASPEN Investment in PINE from 12/01/89 - 08/25/95



                      "PLOT POINTS FOR GRAPH TO BE SUPPLIED"